EXHIBIT 10.3(c)

June 1, 2012

Aventis Asset Management, LLC

959 South Coast Drive – Suite 415

Costa Mesa, CA 92626

Attention: Mr. Byung Chung

Re:	Management Agreement Renewals

Dear Mr. Chung:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2013 and all other provisions of the Management Agreements will remain unchanged.

•	Commodity Advisors Portfolio, LP.

•	MB Master Fund L.P.

•	Institutional Futures Portfolio L.P.

•	Spectrum Strategic

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Brian Centner at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1290.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Brian Centner
Brian Centner
Chief Financial Officer & Director

AVENTIS ASSET MANAGEMENT LLC

By:	/s/ Byung Chung
Print Name: Byung Chung

BC/sr